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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12

1st Pacific Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 Proxy Materials

9333 Genesee Avenue, Suite 300
San Diego, California 92121
(858) 875-2000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 16, 2009

        TO THE SHAREHOLDERS OF 1st PACIFIC BANCORP:

        NOTICE IS HEREBY GIVEN by the Board of Directors (the "Board of Directors") of 1st Pacific Bancorp (the "Company", "1st Pacific Bancorp", "we", or "us") that the 2009 Annual Meeting of Shareholders of the Company will be held at the San Diego Marriott—La Jolla, 4240 La Jolla Village Drive, La Jolla, California 92037, on December 16, 2009, at 7:30 a.m. (local time), and at any continuations or adjournments thereof (the "Meeting"). This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about November 16, 2009. The matters to be considered and voted upon at the Meeting, and at any continuations or adjournments thereof, are as follows:

  1.
  Increase in Authorized Stock by Amending Articles of Incorporation. To approve Amended and Restated Articles of the Company, attached as Appendix A ("Amended and Restated Articles of Incorporation"), to increase the number of authorized shares of Common Stock from 10,000,000 to 30,000,000.

  2.
  Decrease of Minimum and Maximum Authorized Directors by Amending Bylaws. To approve Amended and Restated Bylaws of the Company, attached as Appendix B ("Amended and Restated Bylaws"), to decrease the number of authorized directors from no less than seven (7) nor more than thirteen (13) to no less than six (6) nor more than eleven (11).

  3.
  Election of Directors. To elect the following six (6) nominees to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and have been qualified:

Robert P. Cange	Susan Lew
Ronald J. Carlson	Albert Logan, CPA
Albert Colucci	Christopher Scripps McKellar
  4.
  Transaction of Other Business. To transact such other business as may properly come before the meeting and at any continuations or adjournments thereof. Management of the Company is not aware of any other such business.

        Shareholders of record at the close of business on October 30, 2009 are entitled to receive notice of and to vote at the meeting.

 NOMINATION OF DIRECTORS

        Section 3.3 of the Company's bylaws provides for the nomination of directors in the following manner:

        "Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

        A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected."

        IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE MAY ASSURE ADEQUATE ACCOMMODATIONS.

BY ORDER OF THE BOARD OF DIRECTORS
Robert P. Cange Corporate Secretary

Dated: November 16, 2009
San Diego, California

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 16, 2009

INFORMATION CONCERNING PROXY

        A form of proxy for voting your shares at the Meeting is enclosed. Whether or not you plan to attend the meeting in person, please complete and return your proxy card or vote by telephone or via the internet by following the instructions on your proxy card. For information regarding how to be able to attend the annual meeting and vote in person, please call (858) 875-2000. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the power of a proxy holder will be revoked if the shareholder is present at the Meeting and advises the Chairman of the Meeting of the shareholder's election to vote in person. Unless revoked, all shares presented by a properly executed proxy received prior to the Meeting will be voted as directed or, if no direction is indicated, all shares will be voted "FOR" Proposal No. 1, the approval of Amended and Restated Articles of Incorporation to increase the authorized shares of Common Stock, "FOR" Proposal No. 2, the approval of Amended and Restated Bylaws to decrease the authorized number of directors, and "FOR" Proposal No. 3, the election as directors of the nominees specified in this Proxy Statement.

        The proxy also confers discretionary authority, in accordance with the recommendation of the Board of Directors, to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed and is properly presented for action at the Meeting and may include, among other things, action with respect to procedural matters pertaining to the conduct of the Meeting and the election of any person to any office for which a bona fide nominee is nominated.

        The Board of Directors is soliciting the enclosed proxy. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, e-mail or personal visits by the Company's directors, officers and employees. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders
to be Held on December 16, 2009

The proxy statement and our 2008 annual report to shareholders, which includes our Annual Report on Form 10-K for
2008, are available at www.1stpacbank.com/proxy2009.

        For information regarding how to be able to attend the annual meeting and vote in person, please call (858) 875-2000.

 VOTING SECURITIES

Outstanding Shares and Record Date

        Shareholders of record as of the close of business on October 30, 2009 (the "Record Date"), will be entitled to receive notice of and to vote at the Meeting. As of the Record Date, the Company had 4,980,481 shares of common stock, no par value (the "Common Stock") outstanding and had approximately 500 holders of record.

Voting Rights

        Each shareholder of record as of the Record Date is entitled to cast one vote for each share of Common Stock held on each matter to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

        Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected multiplied by the number of votes held in the shareholder's name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many nominees as the shareholder desires. Under California law, no shareholder can cumulate votes unless, prior to voting at the Meeting, such shareholder has given notice of his or her intention to cumulate his or her votes at the Meeting. If any shareholder properly gives such notice, then all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting and any continuation or adjournment thereof. The approval of the Amended and Restated Articles of Incorporation requires the affirmation vote of at least a majority of shares of Common Stock outstanding on the Record Date. The approval of the Amended and Restated Bylaws requires the affirmation vote of at least a majority of shares of Common Stock outstanding on the Record Date. With respect to the election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, shall be elected; votes against a nominee and votes withheld shall have no effect. If your shares are held in your name, you must return your proxy, vote by telephone or via internet, or attend the Meeting in person in order to vote on all matters that come before the Meeting. Broker non-votes, or shares held by a broker or nominee that are represented at the Meeting but with respect to which the broker or nominee is not empowered to vote on a particular matter, will be counted only in determining whether a quorum is present at the Meeting.

        Shares that are not represented in person or by proxy at the Meeting shall not be counted in determining whether a quorum is present and shall not be deemed present at the Meeting. Proxies that are submitted by any shareholder unmarked as to any matter shall be voted according to the recommendation of the Board of Directors. A proxy withholding authority to vote for a director nominee as to Proposal No. 3, if shares are not voted cumulatively, will be counted as a vote not in favor of the director nominee. A vote of abstention, as to any proposal as to which abstention is permitted, will be counted as a vote not in favor of a proposal.

 PROPOSAL 1

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE
THE AUTHORIZED SHARES OF COMMON STOCK

(Item 1 on Proxy Card)

        The Board of Directors has determined that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of Common Stock from 10,000,000 to 30,000,000 pursuant to Amended and Restated Articles of Incorporation of the Company. Accordingly, the Board of Directors has approved and recommends that the shareholders approve Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Appendix A. The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the Amended and Restated Articles of Incorporation.

        As of October 30, 2009, approximately 3,700,000 shares of Common Stock were neither issued nor reserved for issuance. The Board of Directors believes that this number of shares of Common Stock is not sufficient to provide the Company the needed flexibility to conduct its business and plan for future events, including issuances of Common Stock in order to raise capital for the Company.

        Upon approval, the additional shares of Common Stock would be available for issuance for the purposes discussed above and other purposes at the discretion of our Board of Directors without, in most cases, the delays and expenses attendant to obtaining further shareholder approval. However, such issuances would still be subject to the laws of California and NASDAQ rules. To the extent required by California law or NASDAQ rules, shareholder approval will be solicited before any shares of Common Stock are issued.

        The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Although the additional shares of Common Stock would not have any effect on the rights and privileges of the Company's existing shareholders, the issuance of additional shares of Common Stock, may dilute the voting power of existing shareholders. In addition, the eventual issuance of additional shares of Common Stock may decrease earnings and the book value attributable to shares presently issued and outstanding. No shares of Common Stock have any preemptive rights.

        Although our Board of Directors does not consider the proposed Amended and Restated Articles of Incorporation to be an antitakeover proposal, the ability to issue additional shares of Common Stock could also be used to discourage hostile takeover attempts of the Company. Among other things, the additional shares could be privately placed, thereby diluting the stock ownership of persons seeking to obtain control of the Company, or the Board of Directors could adopt a shareholders' rights plan that would provide for the issuance of additional shares of Common Stock in the event of certain purchases not approved by the Board of Directors.

        This proposal is not the result of any specific effort to obtain control of the Company. It is being proposed for the reasons stated above and the Board of Directors does not currently intend to propose any other measures which could potentially have an anti-takeover effect. The Board of Directors has no current plans, arrangements, agreements or understandings to issue any of the additional shares of Common Stock to be authorized under the proposed Amended and Restated Articles of Incorporation.

        If the Amended and Restated Articles of Incorporation are approved, they will become effective upon their filing with the California Secretary of State, which will occur as soon as reasonably practicable after approval. No changes will be made in the respective rights and privileges pertaining to the outstanding shares of Common Stock upon the filing of the Amended and Restated Articles of Incorporation.

Recommendation

        THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" PROPOSAL 1 TO APPROVE THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

 PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED BYLAWS TO DECREASE
THE AUTHORIZED NUMBER OF DIRECTORS

(Item 2 on Proxy Card)

        The Board of Directors has determined that it is in the best interests of the Company and its shareholders to decrease the number of authorized directors from no less than seven (7) nor more than thirteen (13) to no less than six (6) nor more than eleven (11) pursuant to Amended and Restated Bylaws of the Company. Accordingly, the Board of Directors has approved and recommends that the shareholders approve Amended and Restated Bylaws, a copy of which is attached hereto as Appendix B. The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the Amended and Restated Bylaws.

  Current Bylaws

        Section 3.2 of the Bylaws currently provides that the authorized number of directors of the Bank shall be no less than seven (7) nor more than thirteen (13).

  Proposed Amendment to Bylaws

        The Board of Directors believes that a range of six (6) to eleven (11) directors is preferable to the current range of seven (7) to thirteen (13) directors, due to the greater efficiency of a smaller board as well as because the Board of Directors has not in the past, and does not in the future, expect to fix the number of directors within the variable range allowed under the Bylaws at a number of directors higher than thirteen. Therefore, the Board of Directors believes it would be in the best interests of the Company and the shareholders to amend Section 3.2 of the Bylaws in order to provide that the authorized number of directors be no less than six (6) nor more than eleven (11), and to completely restate the Bylaws with this amendment.

        As amended, Section 3.2 of the Amended and Restated Bylaws would read as follows:

        "Section 3.2.    Number and Qualification of Directors.    The authorized number of directors of the corporation shall not be less than six (6) nor more than eleven (11) until changed by an amendment of the articles of incorporation or by a bylaw amending this Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the range specified in the articles of incorporation or in this Section 3.2: (i) by a resolution duly adopted by the board; (ii) by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote; or (iii) by approval of the shareholders (as defined in Section 153 of the Code)."

        The Board of Directors has passed a resolution amending and restating the Bylaws as set forth in Appendix B, in which the only amendment is to Section 3.2 as set forth above, subject to shareholder approval and, provided such shareholder approval is received, fixing the number of directors at six (6). If the Amended and Restated Bylaws are approved, they will become effective immediately and the number of directors shall immediately be fixed at six (6).

Recommendation

        THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" PROPOSAL 2 TO APPROVE THE AMENDED AND RESTATED BYLAWS TO DECREASE THE RANGE OF AUTHORIZED DIRECTORS.

 PROPOSAL 3

ELECTION OF DIRECTORS

(Item 3 on the Proxy Card)

        If Proposal 2 is approved, the Amended and Restated Bylaws of the Company will provide that the number of directors of the Company may be no less than six (6) and no more than eleven (11), with the exact number to be fixed by resolution of the Board of Directors. The number of directors will be fixed at six (6). If Proposal 2 is not approved, the Bylaws of the Company will continue to provide that the number of directors of the Company may be no less than seven (7) and no more than thirteen (13), with the exact number to be fixed by resolution of the Board of Directors and the number of directors will continue to be fixed at seven (7).

        Each nominee named below is currently a member of the Board of Directors. Each has been recommended by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for election as a director to serve until the next annual meeting of shareholders and until the election and qualification of a successor, and has agreed to so serve if elected. Votes will be cast in such a way as to effect the election of all nominees, or as many as possible, under the rules of cumulative voting, if applicable. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve.

        The following table provides information as of the record date with respect to each current member of the Board of Directors and each nominee. The table also includes information regarding the current executive managers of the Company. Reference is made to the section of this Proxy Statement entitled "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of the nominees.

Name	Current Position with the Company	Age	Elected or Appointed(1)
James H. Burgess, CPA	Executive Vice President and Chief Financial Officer	47	2000
Robert P. Cange	Director	58	2000
Ronald J. Carlson	President, Chief Executive Officer, Chairman of the Board	74	2007
Albert Colucci	Director	71	2000
Susan Lew	Director	61	2000
Albert Logan, CPA	Director	66	2001
Christopher Scripps McKellar	Director	59	2007
Larry A. Prosi	Executive Vice President and Chief Operating Officer	61	2005

(1)
The indicated year initially elected or appointed includes similar positions held with the Company's subsidiary, 1st Pacific Bank of California, prior to the formation of the Company.

        There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

        Mr. Carlson and Mr. McKellar were initially appointed to the Board of Directors in connection with the Agreement and Plan of Reorganization and Merger by and between the Company, Landmark National Bank and the Company's wholly-owned subsidiary, 1st Pacific Bank of California, dated as of February 22, 2007, in which the Company agreed to appoint two former Landmark National Bank directors to the Board of Directors upon completion of the merger between 1st Pacific Bank of California and Landmark National Bank.

Senior Management

        RONALD J. CARLSON, President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Carlson became a director of 1st Pacific Bancorp in July 2007 in connection with its acquisition of Landmark National Bank and President and Chief Executive Officer and Chairman in July 2008. He served as Landmark National Bank's Chief Executive Officer and Chairman of Landmark National Bank from its inception in 2002 until November 2005. Mr. Carlson was also Landmark National Bank's President until December 2004. Before joining Landmark National Bank in 2002, he served as President and Chief Executive Officer of Scripps Bank of La Jolla, a position he held for 17 years. Upon the acquisition of Scripps Bank by U.S. Bank in October 2000, Mr. Carlson served as U.S. Bank's Vice Chairman of the San Diego market until July 2001.

        JAMES H. BURGESS, CPA, Executive Vice President and Chief Financial Officer. Prior to joining 1st Pacific Bank of California during its organization in 1999, from 1998 to 1999, Mr. Burgess served as First Vice President/Treasury Manager at Bank of Commerce in San Diego. From 1995 to 1998, Mr. Burgess was Senior Vice President and Chief Financial Officer for Rancho Vista National Bank, which was acquired by Bank of Commerce. From 1990 to 1995, Mr. Burgess served as Chief Financial Officer for two other community banks. Before joining the banking industry, Mr. Burgess was an Audit Manager for Deloitte & Touche, where he audited community banks. Mr. Burgess is a graduate of California State University, Chico where he earned a Bachelor's Degree in Business Administration, Accounting Concentration. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

        LARRY A. PROSI, Executive Vice President and Chief Operating Officer. Prior to holding his current position, Mr. Prosi worked as the Regional Manager and Senior Vice President of the Inland North County office. Before joining 1st Pacific Bank of California in 2004, Mr. Prosi was Senior Vice President and Region Manager of commercial banking for Washington Mutual, where he spent two years overseeing all commercial and corporate banking operations in San Diego County. Mr. Prosi took a break from banking from 1996-2002, when he was President and Chief Operating Officer of Business Backers Management Corp., a national financial services insurance enterprise. Mr. Prosi has held numerous management positions at other banks, including Senior Vice President at Union Bank of California and Regional Vice President at Wells Fargo Bank. Mr. Prosi is a graduate of Dartmouth College's graduate school of credit and financial management and has a Bachelor of Science degree in finance from San Diego State University.

Current and Proposed Directors

        RONALD J. CARLSON, President, Chief Executive Officer and Chairman of the Board of Directors. Please see the discussion above regarding Mr. Carlson.

        ROBERT P. CANGE is the President, Chief Executive Officer and founder of Cange International, Inc., an export management company formed in 1989 that provides international marketing and sales services to U.S. manufacturers of high-end consumer goods and has sold products in more than 80 countries around the world. Mr. Cange has been appointed by the U.S. Secretary of

Commerce to serve on San Diego's District Export Council. Previously, Mr. Cange served as the Marketing Manager for the Foreign Credit Insurance Association/Export-Import Bank of the United States and as an international lending officer for banks in California and Missouri. He holds a Bachelors Degree in Economics from Saint Louis University and a Juris Doctor Degree from California Western School of Law.

        ALBERT COLUCCI is Chairman and President of CBC Investment, a company involved primarily in real estate investment, management and construction, which he co-founded in 1958 with his brother, Salvatore. From 1982 to 1998, he served as a founding Director of Rancho Vista National Bank and, during 1999, he served as a Director for Bank of Commerce, which acquired Rancho Vista National Bank.

        SUSAN LEW is the Founder and President of S. Lew & Associates, Inc., a real estate investment group formed in 1978. She has been a real estate investor, broker, manager, syndicator, developer and consultant for more than 30 years. Ms. Lew is a Commissioner Emeritus of the San Diego Port Commission, having served two full terms as Port Commissioner from 1993 to 2001 and as Chairman in 1995. She served on the board of directors of Bank of Commerce from 1994 to 1999. Ms. Lew has served on numerous other boards and commissions, for which she has received many awards. Currently, she serves on the board of the University of California San Diego Foundation and on the Advisory Board of U.C. San Diego's Graduate School of International Relations / Pacific Studies. Ms. Lew serves as trustee for Sharp Memorial Hospital Group. She is also the Founder and President of San Diego's "Emerald Chinese Seafood Restaurant" and "Pearl Chinese Cuisine."

        ALBERT LOGAN, CPA, has been an accounting professional since 1968 and became a Certified Public Accountant in 1970. Mr. Logan was the founding partner of Logan Throop & Co., LLP, which after 15 years merged its practice with Hutchinson and Bloodgood, LLP in 2001. Mr. Logan retired as a partner from Hutchinson and Bloodgood LLP on June 30, 2007 and now provides accounting, taxation, consulting and strategic planning services to privately owned businesses and high net worth individuals. Mr. Logan is a licensed CPA in the state of California and a member of both the American Institute and California Society of Certified Public Accountants.

        CHRISTOPHER S. MCKELLAR became a director of 1st Pacific Bancorp in July 2007 in connection with its acquisition of Landmark National Bank. Mr. McKellar served as the Chairperson of the board of directors of Legacy Bank, N.A. until its merger with Landmark National Bank in July 2005. He was a founder and director of Scripps Bank, from its formation (1984) through its merger with U.S. Bancorp (2000). He is the Chief Executive Officer and President of Capella, a real estate development company based in San Diego. He is also the President of McKellar Development, Starward Ventures and Axiom, Inc., all San Diego real estate investment companies. Previously, he was the Chief Executive Officer and Chairman of California Traditions, Inc., a leading builder of single-family homes in Southern California and Nevada, commercial and industrial projects in San Diego and Orange Counties and apartment projects in Sacramento. Mr. McKellar currently serves on the boards of The Bishop's School and the Neurosciences Institute, and is a member of the Coastal San Diego Chapter of the Young Presidents Organization. Mr. McKellar attended Claremont Men's College (now Claremont McKenna College) from 1967 to 1969.

Recommendation

        THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" PROPOSAL 3: TO ELECT THE SIX (6) NOMINEES SET FORTH ABOVE TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND HAVE BEEN QUALIFIED.

Legal Proceedings

        1st Pacific Bancorp and its subsidiary are involved only in routine litigation incidental to the business of banking, none of which 1st Pacific Bancorp's management expects to have a material adverse effect on 1st Pacific Bancorp.

Code of Ethics

        1st Pacific Bancorp has adopted a code of ethics that applies to 1st Pacific Bancorp's Chief Executive Officer, Chief Financial Officer, Chief Credit Officer, Chief Operating Officer and senior managers, a copy of which is available on 1st Pacific Bancorp's web site at www.1stpacbank.com.

Securities Authorized for Issuance Under Stock-Based Equity Compensation Plans

        Both the Second Amended and Restated 2000 Stock Option Plan of the Company (the "2000 Plan") and the 2007 Omnibus Stock Incentive Plan (the "Omnibus Plan") have been previously approved by the Company's shareholders. 1st Pacific Bancorp has no equity compensation plans not previously approved by shareholders.

        The following table sets forth certain information concerning aggregate common stock options authorized for issuance under the 2000 Plan and the Omnibus Plan of 1st Pacific Bancorp.

STOCK BASED EQUITY COMPENSATION PLANS AT DECEMBER 31, 2008

Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under the Plans (excluding securities reflected in Column 1)
980,148	$8.38	370,988

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of October 30, 2009, the amount and percent of our common stock beneficially owned by each director and each director nominee, each of the named executive officers of the Company and its subsidiary, 1st Pacific Bank of California (the "Bank", or "1st Pacific Bank") named in the Summary Compensation Table below, all of our directors and named executive officers as a group, and the one person known to us to be the beneficial owner of more than 5% of our common stock.

        As used throughout this section entitled "Security Ownership of Certain Beneficial Owners and Management", the term "named executive officer" means President/Chief Executive Officer, Executive Vice President/Chief Credit Officer, Executive Vice President/Chief Financial Officer and Executive Vice President/Chief Operating Officer. For purposes of the table below, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days of October 30, 2009. Also, for purposes of computing the percentage of outstanding shares held by each named executive officer below on a given date, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing their percentage ownership of any other person.

        The information contained herein has been obtained from the Company's records and from information furnished directly to the Company by each individual or entity.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
James H. Burgess, Executive Vice President and Chief Financial Officer	58,024	(4)	1.16%
Robert P. Cange, Director	65,514	(5)	1.31%
Ronald J. Carlson, President and Chief Executive Officer	11,670	(6)	0.23%
Albert Colucci, Director	157,954	(7)	3.14%
Susan Lew, Director	138,988	(8)	2.78%
Albert Logan, CPA, Director	72,218	(9)	1.45%
Christopher Scripps McKellar, Director	51,381	(10)	1.03%
Larry Prosi, Executive Vice President and Chief Operating Officer	46,334	(11)	0.92%
Directors and Executive Officers as a Group (8 Persons)	602,083	(12)	11.62%

(1)
Each individual listed above may be contacted at 1st Pacific Bank of California, 9333 Genesee Avenue, Suite 300, San Diego, California 92121.

(2)
Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates, jointly or as community property with a spouse, as well as any shares as to which beneficial ownership may be acquired within 60 days of October 30, 2009 by the exercise of securities convertible into our common stock. Unless otherwise specified in the footnotes that follow, the indicated person has sole voting power and sole investment power with respect to the shares.

(3)
Each percentage is based upon the total number of shares outstanding at October 30, 2009, 4,980,481, and the total number of shares beneficially owned and held by each individual at October 30, 2009, plus the number of shares that such individual has the right to acquire within 60 days of October 30, 2009.

(4)
Includes 5,200 shares as to which Mr. Burgess has shared voting and investment power; 40,024 shares that may be acquired through exercise of stock options.

(5)
Includes 22,700 shares as to which Mr. Cange has shared voting and investment power; 36,254 shares that may be acquired through exercise of stock options.

(6)
Includes 3,890 shares as to which Mr. Carlson has shared voting and investment power.

(7)
Includes 114,992 shares as to which Mr. Colucci has shared voting and investment power; 42,962 shares that may be acquired through exercise of stock options.

(8)
Includes 128,488 shares as to which Ms. Lew has shared voting and investment power; 10,500 shares that may be acquired through exercise of stock options.

(9)
Includes 56,218 shares as to which Mr. Logan has shared voting and investment power; 16,000 shares that may be acquired through exercise of stock options.

(10)
Includes 10,622 shares that Mr. McKellar may acquire through exercise of stock warrants.

(11)
All 46,334 shares may be acquired through exercise of stock options.

(12)
Includes 192,074 shares that may be acquired through the exercise of stock options and 10,622 shares that may be acquired through exercise of stock warrants.

BOARD OF DIRECTORS AND COMMITTEES

Independence of the Board of Directors

        Our common stock is traded on The NASDAQ Stock Market LLC ("NASDAQ"). The Board of Directors has determined that a majority of the members of, and nominees to, the Board of Directors qualify as "independent," as defined by the listing standards of NASDAQ. Consistent with these considerations, after review of all relevant transactions and relationships between each director and nominee, or any of his or her family members, and the Company, its senior executive management and its independent auditors, the Board of Directors has determined further that all of our directors and nominees are independent under the listing standards of NASDAQ, except for Mr. Carlson. In making this determination, the Board of Directors considered that there were no new transactions or relationships between its current independent directors and the Company, its senior management and its independent auditors since last making this determination except that Mr. Carlson became an officer of the Company.

Meetings—Director Attendance

        During the fiscal year ended December 31, 2008, the Board of Directors held a total of thirteen (13) meetings. Each of the then current directors attended at least 75% of the aggregate of (i) the total number of Board of Directors meetings and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during 2008. 1st Pacific Bancorp expects all directors to attend its annual shareholder meetings; all eight of the then current directors attended the annual meeting of shareholders in 2008.

Committees of the Board of Directors

        Audit Committee.    1st Pacific Bancorp has an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), currently comprised of: Albert Logan, CPA (Committee Chair), Susan Lew and Albert Colucci. Each member of the Audit Committee of 1st Pacific Bancorp (the "Audit Committee") is independent as defined under the applicable rules of the Securities and Exchange Commission ("SEC") and NASDAQ listing standards. The Board of Directors of 1st Pacific Bancorp has adopted a written charter for the Audit Committee, a copy of which is available on 1st Pacific Bank of California's Web site—www.1stpacbank.com. The responsibilities of the Audit Committee, as more fully described in its charter, include recommending to the Board of Directors the independent auditors to be selected, reviewing the scope and procedures of proposed audits and the results of audits, reviewing the adequacy and effectiveness of accounting and financial controls, and reviewing the internal auditing function and the financial statements of 1st Pacific Bancorp. During the fiscal year ended December 31, 2008, the Audit Committee held a total of five (5) meetings. Ronald Carlson served on the Audit Committee and attended three (3) meetings until he was named President in July 2008, at which time he was replaced by Susan Lew, who attended two (2) meetings as a committee member during the fiscal year ended 2008.

        The Board of Directors has determined that Albert Logan, CPA, who serves on the Audit Committee, is an "audit committee financial expert" as defined in applicable SEC rules.

        Compensation Committee.    1st Pacific Bancorp has a personnel/compensation committee currently comprised of the following, each of whom is independent as defined under applicable NASDAQ and SEC rules: Susan Lew (Committee Chair), Chris McKellar and Albert Logan. Ronald Carlson also serves as an ex-officio member. During the fiscal year ended December 31, 2008, the Compensation Committee of 1st Pacific Bancorp (the "Compensation Committee") held a total of eight (8) meetings. Albert Logan served on the Compensation Committee and attended three (3) meetings until he was replaced by Albert Colucci, who attended five (5) meetings as a committee member during the fiscal year ended 2008. The Compensation Committee was re-comprised in 2009 to its current state.

        The responsibilities of the Compensation Committee are to oversee compensation and benefits issues of 1st Pacific Bancorp and to review compensation of 1st Pacific Bancorp's executive officers. The Compensation Committee also administers the 2000 Plan and the Omnibus Plan. The Board of Directors of 1st Pacific Bancorp has adopted a written charter for the Compensation Committee, a copy of which is available on 1st Pacific Bank of California's Web site—www.1stpacbank.com.

        Nominating & Corporate Governance Committee.    1st Pacific Bancorp has a nominating & corporate governance committee currently comprised of the following, each of whom is independent as defined under applicable NASDAQ and SEC rules: Susan Lew (Committee Chair), Chris McKellar and Albert Logan. The Nominating & Corporate Governance Committee of 1st Pacific Bancorp (the "Nominating & Corporate Governance Committee") has a charter, a copy of which is available on 1st Pacific Bancorp's web site—www.1stpacbank.com. Shareholders may also obtain a copy of the charter by contacting the Corporate Secretary of 1st Pacific Bancorp at 1st Pacific Bancorp's corporate headquarters.

        The purpose of the Nominating & Corporate Governance Committee is to interview, evaluate, nominate and recommend individuals for membership on the Board of Directors and committees thereof. This committee also reviews and recommends corporate governance policies and procedures. The Nominating & Corporate Governance Committee will consider nominees for the Board of Directors recommended by shareholders. Shareholders desiring to recommend nominees must submit proposals to the Corporate Secretary in accordance with established procedures set forth in the section entitled, "SHAREHOLDER PROPOSALS AND OTHER COMMUNICATIONS" below and in accordance with Section 3.3 of the Company's bylaws, which is set forth above in the section entitled "NOMINATION OF DIRECTORS" in the Notice of Annual Meeting to Shareholders. The Nominating & Corporate Governance Committee has a policy with respect to director candidates that applies whether the recommendations are made by shareholders or the committee. Certain qualifications and considerations that the Nominating & Corporate Governance Committee takes into account include whether candidates possess such attributes and experience as are necessary to provide a broad range of characteristics, including diversity, management skills, financial, technological and business experience, as well as whether such candidates are able to commit the requisite time for preparation and attendance at regularly scheduled meetings and to participate in other matters necessary for good corporate governance.

        The Nominating & Corporate Governance Committee recommended to the Board of Directors each of the director nominees discussed in Proposal 3, each of whom is an incumbent Board of Director member. During the fiscal year ended December 31, 2008, the Nominating & Corporate Governance Committee did not hold any meetings, aside from that necessary to recommend the slate of directors.

Transactions With Related Persons

        Some of 1st Pacific Bancorp's and 1st Pacific Bank of California's directors, executive officers and principal shareholders, as well as their associates, are customers of, and have had banking transactions with, 1st Pacific Bank of California in the ordinary course of 1st Pacific Bank of California's business. All such transactions, (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to 1st Pacific Bank of California or 1st Pacific Bancorp, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features. 1st Pacific Bancorp expects 1st Pacific Bank of California to have such ordinary banking transactions with such persons in the future on terms and conditions identical to those with unrelated third parties and to the extent permitted by regulations. Neither 1st Pacific Bancorp nor 1st Pacific Bank of California has made any loans or commitments to lend to, or engaged in any other transactions with, any executive officers, directors or principal shareholders.

Other Material Transactions

        There are no existing or proposed material transactions between 1st Pacific Bancorp and any of its directors, executive officers, or beneficial owners of 5% or more of the common stock, or the immediate family or associates of any of the foregoing persons. All future material affiliated transactions and loans will be made or entered into on terms that are no less favorable to 1st Pacific Bancorp than those that can be obtained from unaffiliated third parties. All future material affiliated transactions and loans, and any forgiveness of loans, shall be approved by a majority of 1st Pacific Bancorp's independent directors who do not have an interest in the transactions and who have access, at 1st Pacific Bancorp's expense, to 1st Pacific Bancorp's or independent legal counsel.

Section 16(a) Beneficial Ownership Reporting Compliance

        1st Pacific Bancorp has reviewed its filings, and amendments, by directors, officers and beneficial owners of more than 10% of a registered class of the Company's securities under the reporting rules of Section 16(a) of the Exchange Act, furnished to 1st Pacific Bancorp with respect to the 2008 fiscal year. To the knowledge of 1st Pacific Bancorp, based on this review, there were no instances of failure to comply with the Section 16(a) filing requirements.

Audit Committee Report

        The following Audit Committee Report does not constitute "soliciting material" and should not be deemed "filed" or incorporated by reference into any other filing by 1st Pacific Bancorp under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent 1st Pacific Bancorp specifically incorporates this Audit Committee Report by reference into any document filed by 1st Pacific Bancorp under the Securities Act or the Exchange Act.

        Management has the primary responsibility for the financial statements and the reporting process, including 1st Pacific Bancorp's systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee of 1st Pacific Bancorp reviewed and discussed the audited financial statements for the year ended December 31, 2008 with management, including a discussion of the quality and the acceptability of 1st Pacific Bancorp's financial reporting and controls. The Audit Committee reviewed with 1st Pacific Bancorp's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of 1st Pacific Bancorp's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 and No. 90 (Communications with Audit Committees). In addition, the Audit

Committee discussed with the auditors their independence from management and 1st Pacific Bancorp, including the matters in the auditors' written disclosures provided to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditors' independence. The Audit Committee also discussed with 1st Pacific Bancorp's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of 1st Pacific Bancorp's internal controls and the overall quality of 1st Pacific Bancorp's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in 1st Pacific Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

        This report is submitted by the Audit Committee.

Albert Logan, CPA (Committee Chair)
Albert Colucci
Susan Lew

Executive Compensation

        The Board of Directors of 1st Pacific Bancorp has appointed the Compensation Committee to establish, supervise and review policies involving 1st Pacific Bancorp's personnel performance, compensation and benefits.

        The Compensation Committee is made up of three independent outside directors. The Compensation Committee meets on a regular basis to review and approve both policy recommendations and compensation actions that impact the senior officers of the organization. The Compensation Committee has a defined committee charter which provides for a broad scope of responsibilities to "establish, supervise and review all matters related to compensation within the organization and in particular with regard to matters of compensation affecting officers that hold the corporate title of Senior Vice President and above."

        In compliance with the SEC proxy disclosure requirements, the following is the Compensation Discussion and Analysis as it pertains to the 2008 fiscal year. This discussion and analysis is focused on the material principles that underlie 1st Pacific Bancorp's executive compensation policies and decisions.

 COMPENSATION DISCUSSION AND ANALYSIS

Philosophy and Objectives

        It is the philosophy of the Compensation Committee and the Board of Directors to insure that the Company has policies and processes in place that will enable the Company to attract, motivate and retain the highest quality personnel in a manner that maximally enhances shareholder value. In that regard, the Compensation Committee is committed to optimizing a performance based compensation strategy, particularly for named executive officers.

        The objective of this performance based compensation strategy or "pay for performance" philosophy is to align compensation with the interests of shareholders by linking individual cash compensation to bank performance as compared to peers.

        The Compensation Committee considers compensation on a total cost to the shareholders basis, and provides for increasingly larger cash compensation for superior financial performance.

        Total compensation as measured in tally sheets often show existing compensation to be excessive in some areas and lower or absent in other areas. Moreover, in the end executive compensation is negotiated, and depending on subjective business imperatives, various compensation targets may not be achievable.

        Depending on individual executive circumstances, the Compensation Committee may also choose to offer certain named executive officers various compensation options on a "buffet line" basis, meaning the committee establishes a limit for total cost to the Company and allows the named executive officer to substitute various types of compensation on a same cost to the Company basis. For example, an executive may be offered to choose to defer an increase in base salary in exchange for additional shares of restricted stock or options, with the total cost to the Company being the same over time. In the case of options this computed equivalent cost would use Black-Scholes estimates for option cost expensing.

Base Pay

        For named executive officers, the Compensation Committee generally targets base pay at the median for comparable SEC reporting institutions. The last detailed market review by outside experts was done in 2007 and periodically, the Compensation Committee intends to engage the services of qualified compensation experts to perform detailed market updates using comparable SEC reporting bank data as is then available. In the intervening years, the Company has and will continue to utilize publicly available data, including the data provided by the California Bankers Association and the California Department of Financial Institutions.

        In late 2008, in response to the challenges of the current banking environment, President Ron Carlson volunteered to accept a 10% reduction in salary for 2009. The other named executive officers not only agreed to temporarily defer contractual increases in base salary for 2009, but also agreed to approximately five percent reductions in base salary for 2009. However, Mr. Prosi's salary was increased to $175,000 per year on July 16, 2009.

Benefits

        Benefits are defined as those plans not related to cash compensation or equity that are needed to insure that a competitive compensation total package is maintained. Benefits may be qualified or non-qualified.

        The Compensation Committee's strategy regarding benefits has been to insure that the plans in place are competitive and assist the Company in attracting the talent needed. They are designed to provide for the basic health and welfare needs of employees. The Compensation Committee has adopted the strategy not to lead the market in benefits and to adopt benefit strategies that are likely to reduce future growth in benefit costs, such as the health savings accounts. This decision is in keeping with the Compensation Committee's desire to continue to foster a pay for performance rather than an entitlement culture. At the present, the Company has a basic benefit package which includes health and insurance benefits and a 401(k) with a matching provision. The Company has no pension plan.

Short-Term Incentive (Annual Bonus)

        In addition to base pay and benefits, the Company wants to provide named executive officers the opportunity to significantly augment total annual cash compensation through a short term senior executive bonus plan that pays out progressively more for increasingly superior performance as compared to a pre-selected financial performance peer group. Annual named executive officer bonus compensation is externally benchmarked and thus is not directly tied to internal budget parameters except to the extent that achieving or exceeding the annual budget goals may result in superior financial performance as compared to the Company's financial performance peer group.

        This ongoing short term senior executive compensation plan (the Senior Executive Bonus Plan—"SEBP") uses performance in several key areas, referred to as "Performance Criteria", to determine the annual bonuses for that year. Prior to the beginning of each new fiscal year, the Board of Directors re-weights and/ or revises the Performance Criteria and if necessary the plan itself to better match plan payouts to the strategic goals and needs for the coming year as determined by the Board of Directors.

        In 2007, the Compensation Committee engaged the services of the Findley Group to select a financial performance peer group composed of generally higher performing demographically comparable banks. This financial performance peer group, shown below, was vetted with management and mutually agreed upon to be appropriate for comparative purposes. The Compensation Committee has the authority to change this financial performance peer group from time to time.

1st Pacific Bancorp—2008 Financial Performance Peer Group

BANK		Established	City	State	Total Assets 12/31/2007
1	1st Centennial Bank	1990	Redlands	CA	612,728
2	American Business Bank	1998	Los Angeles	CA	587,862
3	American River Bank	1983	Sacramento	CA	573,624
4	Bank of Alameda	1998	Alameda	CA	265,356
5	Bridge Bank, N.A.	2001	San Jose	CA	749,513
6	Butte Community Bank	1990	Chico	CA	568,827
7	Desert Hills Bank	2000	Phoenix	AZ	474,343
8	First Commerce Bank	1984	Encino	CA	282,572
9	First National Bank of Northern CA	1963	Daly City	CA	622,570
10	Heritage Oaks Bank	1983	Paso Robles	CA	724,189
11	National Bank of California	1982	Los Angeles	CA	332,967
12	Nevada Security Bank	2001	Reno	NV	613,858
13	Pacific State Bank	1987	Stockton	CA	396,884
14	Premier Commercial Bank	2001	Anaheim	CA	327,278
15	Premier Valley Bank	2001	Fresno	CA	454,222
16	Regents Bank, N.A.	2001	La Jolla	CA	296,210
17	Valley Business Bank	1996	Visalia	CA	266,507

        The SEBP compares the Bank's financial performance in three specific areas to that of the financial performance peer group above. The three performance criteria for 2008 were:

        1.     Return on Average Total Equity (ROAE)

        2.     Core deposits as a percentage of total deposits (Core Deposits)

        3.     Annual rate of growth of Loans Not Held for Sale (Loan Growth)

        The three criteria are weighted on an annual basis to better align SEBP compensation with the strategic objectives of the Company for the coming year. For fiscal year 2008, ROAE, Core Deposits, and Loan Growth were weighted at 70%, 20% and 10% respectively.

        For 2009, the Compensation Committee has added a fourth performance criterion called "Performing Assets" defined as: 1 - [(Non-Accrual Loans + Other Real Estate Owned ("OREO"))/ (Total Loans + OREO)] expressed as a percentage. Also for 2009, the weighting for ROAE, Core Deposits, Loan Growth and Performing Assets point criteria will be 40%, 20%, 15% and 25% respectively to better reflect the importance of improved asset quality as a goal in 2009.

        The SEBP provides for non-linear increases in bonus payouts as financial performance improves, as shown in the SEBP payout chart below. In 2008, the point system would have begun to award points once the Company's performance with respect to any one of the above three criteria exceeded the 33rd percentile of the financial performance peer group's performance in that area. In 2008, once a full point had been accrued the initial payout was $200,000 and increased as more weighted performance points accrued. The maximum payout available was $1.345 million. Final total payouts were adjusted downward as Return on Average Total Equity fell below 10%, with zero payout if the after bonus Return on Average Equity fell below 8%. For 2008, the Company's ROAE did not qualify for any SEBP payout.

        For 2009, the Committee has adjusted upward the minimum percentile at which the plan begins to accrue payout points for the four Performance Criteria to the 50th percentile of the Financial Peer Group's performance. Also, the initial payout will not occur unless the ROAE (after bonus) and Performing Assets criteria both meet or exceed the 50th percentile of peer. In addition, the initial payout has been reduced to $50,000 for 2009 from the $200,000 level in 2008. The downward adjustment of the final payout when ROAE drops below 10% in the 2008 plan has been eliminated for 2009 as these historical benchmarks no longer appeared appropriate given the current banking environment.

2008 SEBP Payout Chart

        The share each senior executive shall receive under the SEBP's payout shall be determined by the Chief Executive Officer except that the Compensation Committee shall have the right to review the CEO's proposed payouts in advance, and the CEO's share of the total payout may not exceed a predetermined fraction of the plan's total payout as described below. In the event additional senior executives become participants in the SEBP, participants should not be subject to unfair reductions in bonus payouts. Thus, the calculated total SEBP payout and the maximum share of the total payout for the CEO will be adjusted according to the number of SEBP participants as described in the table below.

SEBP Participants/Payout Table

Plan Participants	Total SEBP Payout Multiplier	Maximum CEO Share
4	1.00	40.00%
5	1.25	32.00%
6	1.50	26.67%
7	1.75	22.86%
8	2.00	20.00%
9	2.25	17.78%
10	2.50	16.00%

        The SEBP is intended to provide senior executives incentive to outperform the competition, however, in the current very challenging banking environment some of the plans methodology may not work as intended. In that regard the Board of Directors has agreed to follow the plan on a quarterly basis, and amend it as needed to make sure that it achieves the desired results. Moreover, the Board of Directors has the ability to award discretionary bonuses at any time they deem appropriate.

Long-Term Incentives (Equity Awards)

        Our named executive officers have accumulated considerable equity positions in the Company, primarily as a result of prior stock option grants. In that regard, the Company does not offer a supplemental executive retirement plan ("SERP"). While there are a number of advantages and disadvantages to developing a SERP, it has been the opinion of the Compensation Committee that the relatively large levels of equity accumulation for the majority of our named executive officers already represents an offsetting long term incentive to both stay with the Company and improve its financial performance. Moreover, it has been the opinion of the Committee that SERPs, which tend to pay out regardless of the Company's performance, may in fact undermine a performance based compensation approach by producing an undesirable "defensive" posture on the part of senior executive management. It should be noted that virtually all named executive officer options outstanding are currently underwater with respect to recent market pricing.

Executive Perquisites/Executive Employment Contracts

        The Company has entered into individual employment contracts with each named executive officer, except Mr. Carlson who has no employment agreement. The Compensation Committee's compensation decisions are based on compliance with the elements within the individual contracts and the information obtained from the competitive market. The Compensation Committee determined that employment contracts for all of the named executive officers are appropriate in the current competitive market for talented bank executives. See the section entitled "Employment Agreements" below for a fuller discussion of the amounts and calculations of the actual payments.

        The salaries, benefits and equity compensation grants included in the employment contracts are in line with our compensation philosophy as described above. Each of the employment contracts contains protections for the named executive officers in the event of termination in connection with a change of control, termination without cause, termination by the executive for "good cause" and expiration of the employment agreement. The Compensation Committee believes these provisions are at market for senior executives of banks and bank holding companies in California and this was the basis for negotiations with the executives of these protections.

Compensation Committee Report

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities Section 18 of the Exchange Act, except to the extent that 1st Pacific Bancorp specifically incorporates by reference into a document filed under the Securities Act or the Exchange Act.

        The Compensation Committee of 1st Pacific Bancorp has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal 2008. Based on the review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in 1st Pacific Bancorp's Proxy Statement for its 2009 annual meeting of shareholders or Form 10-K for the fiscal year 2008, as applicable.

  This report is submitted by the Compensation Committee.
  Susan Lew (Committee Chair)
  Albert Logan
  Christopher Scripps McKellar

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2008, the following individuals served as members of the Compensation Committee: James G. Knight, M.D., Ronald J. Carlson, Albert Colucci and Susan Lew. Ronald J. Carlson, in addition to serving as Chairman of the Board, was appointed President and Chief Executive Officer of 1st Pacific Bancorp on July 3, 2008, at which time he was replaced by Susan Lew as a Compensation Committee member. Other than Mr. Carlson who left the Compensation Committee upon becoming President and Chief Executive Officer, none of the other individuals who served on the Compensation Committee during 2008 has ever served as an officer or employee of 1st Pacific Bancorp or any of its subsidiaries or has any relationships with 1st Pacific Bancorp or any of its subsidiaries requiring disclosure under Item 404 of Regulation S-K. The Compensation Committee members have no interlocking relationships requiring disclosure under Item 407(e)(4)(iii) of Regulation S-K.

Summary Compensation

        The following table shows compensation information for fiscal 2008 for the named executive officers.

Summary Compensation Table
For Fiscal Years 2008, 2007 and 2006

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)		Total ($)
James H. Burgess	2008	166,400	n/a	1,879	0	16,909	(7)	185,188
Executive Vice President,	2007	153,855	n/a	4,836	32,250	8,774	(8)	199,715
Chief Financial Officer	2006	141,500	n/a	4,836	61,977	8,774	(9)	217,087
Ronald J. Carlson(4)	2008	92,500	n/a	0	0	3,397	(10)	95,897
President,	2007	0	n/a	0	0	0		0
Chief Executive Officer	2006	0	n/a	0	0	0		0
Larry A. Prosi	2008	160,000	n/a	55,113	0	20,806	(11)	235,919
Executive Vice President,	2007	160,000	n/a	45,912	32,250	17,440	(12)	255,602
Chief Banking Officer	2006	144,474	n/a	19,136	48,750	18,964	(13)	231,324
Richard H. Revier(5)	2008	170,000	n/a	1,879	0	10,778	(14)	182,657
Executive Vice President,	2007	161,250	n/a	4,836	32,250	9,415	(15)	207,751
Chief Credit Officer	2006	151,250	n/a	4,836	61,977	9,415	(16)	227,478
A. Vincent Siciliano(6)	2008	130,442	n/a	0	0	297,190	(17)	427,632
President,	2007	237,000	28,750	5,752	41,112	13,564	(18)	326,178
Chief Executive Officer	2006	212,000	n/a	5,752	92,973	15,128	(19)	325,853

(1)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead the amounts shown are the compensation recognized by 1st Pacific Bancorp on awards as determined pursuant to Statement of Financial Accounting Standards No. 123(R). These compensation costs reflect option and stock awards granted in and prior to fiscal 2008 (See Outstanding Equity Awards table below). The assumptions used to calculate the value of option awards are set forth under Note A of the Notes to Consolidated Financial Statements included in 1st Pacific Bancorp's Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 31, 2009.

(2)
Amounts consist of annual bonuses earned for services rendered in each of the fiscal years shown.

(3)
The amounts in this column consist of matching contributions made by 1st Pacific Bancorp under the tax-qualified 401(k) Plan, payment of the annualized group term life insurance premium and annualized auto allowance or, in the case of Mr. Siciliano and Mr. Carlson, usage of a vehicle owned by the bank for personal travel. This column also includes, for Mr. Siciliano and Mr. Prosi, the compensation for a Company purchased membership in private golf clubs. See Notes (4)—(16) below for detail by Executive.

(4)
Mr. Carlson was appointed President and Chief Executive Officer on July 3, 2008.

(5)
Mr. Revier resigned his position as Executive Vice President and Chief Credit Officer on October 16, 2009.

(6)
Mr. Siciliano resigned his position as President and Chief Executive Officer on July 3, 2008.

(7)
This amount consists of $509 for group term life insurance premiums, $1,200 for 401(k) matching contributions, $7,200 for automobile allowance and $8,000 for payout of earned vacation benefit.

(8)
This amount consists of $374 for group term life insurance premiums, $1,200 for 401(k) matching contributions and $7,200 for automobile allowance.

(9)
This amount consists of $374 for group term life insurance premiums, $1,200 for 401(k) matching contributions and $7,200 for automobile allowance.

(10)
The amount consists of $1,694 for group term life insurance premiums and $1,703 for automobile usage compensation.

(11)
This amount consists of $2,144 for group term life insurance premiums, $1,200 for 401(k) matching contributions, $7,800 for automobile allowance, $1,647 for health insurance opt-out payments and $8,015 for Mr. Prosi's use of a 1st Pacific Bancorp golf club membership.

(12)
This amount consists of $389 for group term life insurance premiums, $1,200 for 401(k) matching contributions, $7,800 for automobile allowance and $8,051 for Mr. Prosi's use of a 1st Pacific Bancorp golf club membership.

(13)
This amount consists of $389 for group term life insurance premiums, $1,200 for 401(k) matching contributions, $7,800 for automobile allowance and $9,575 for Mr. Prosi's use of a 1st Pacific Bancorp golf club membership.

(14)
This amount consists of $1,500 for group term life insurance premiums, $7,800 for automobile allowance and $1,478 for health insurance opt-out payments.

(15)
This amount consists of $415 for group term life insurance premiums, $1,200 for 401(k) matching contributions and $7,800 for automobile allowance.

(16)
This amount consists of $415 for group term life insurance premiums, $1,200 for 401(k) matching contributions and $7,800 for automobile allowance.

(17)
This amount consists of $983 for group term life insurance premiums, $4,731 for automobile usage compensation and $8,015 for use of a 1st Pacific Bancorp golf club membership. Pursuant to the terms of his separation and consulting agreement, Mr. Siciliano also received $255,000 and $11,282 in severance and vacation payments, respectively and an additional $17,179 in reimbursement payments for health and life insurance.

(18)
This amount consists of $536 for group term life insurance premiums, $1,200 for 401(k) matching contributions, $3,777 for automobile usage compensation and $8,051 for Mr. Siciliano's use of a 1st Pacific Bancorp golf club membership.

(19)
This amount consists of $536 for group term life insurance premiums, $1,200 for 401(k) matching contributions, $3,817 for automobile usage compensation and $9,575 for Mr. Siciliano's use of a 1st Pacific Bancorp golf club membership.

Employment Agreements

        The Company and the Bank have written employment agreements with each of James H. Burgess and Larry Prosi. These employment agreements contain terms 1st Pacific Bancorp believes are typical for agreements with senior executives of community banks and bank holding companies and provide for the compensation disclosed in the preceding table. The Company and the Bank had an employment agreement with A. Vincent Siciliano, the former President and Chief Executive Officer, until his resignation and its termination on July 3, 2008. On the same date, the Company and the Bank entered into a Separation and Consulting Agreement with Mr. Siciliano. The Company and Bank had an employment agreement with Richard H. Revier, the former Executive Vice President and Chief Credit Officer, until his resignation and its termination on October 16, 2009.

        Also on July 3, 2008, Ronald J. Carlson was appointed to the position of Acting President and Chief Executive Officer of the Company and the Bank. In January 2009, the Board of Directors agreed to drop the "Acting" from Mr. Carlson's title. Upon his appointment as Chief Executive Officer, Mr. Carlson began receiving salary at an annual rate of $200,000, which was increased to an annual rate of $255,000 on November 1, 2008. Mr. Carlson voluntarily agreed to reduce his annual salary to $229,500 effective January 1, 2009. Neither the Company nor the Bank have a written employment agreement with Mr. Carlson.

Terminated Employment Agreement with Mr. Siciliano

        Mr. Siciliano had a written employment agreement with 1st Pacific Bancorp and 1st Pacific Bank of California dated October 26, 2007 which was terminated on July 3, 2008. Under the employment agreement, Mr. Siciliano's annual salary, as of October 1, 2007, was $255,000 until December 31, 2008, when it was supposed to increase by four percent each year thereafter until expiration. Mr. Siciliano was entitled to receive incentive compensation if performance goals under the SEBP were met. Mr. Siciliano received a grant of 10,000 shares of our restricted Common Stock and options, subject to performance criteria, to purchase 40,000 shares of our Common Stock, all pursuant to the Omnibus Plan. Fringe benefits under his employment agreement included five weeks of vacation per year; the use of a Company-owned automobile; and life, disability and other insurance benefits we provide to all employees. Mr. Siciliano was required to protect our confidential information and trade secrets and to refrain from competing with us or soliciting our employees during his term of employment or any period thereafter in which he was receiving benefits from us upon termination of employment.

Separation and Consulting Agreement and General Release of Claims with Mr.Siciliano

        The Company, the Bank and Mr. Siciliano have a Separation and Consulting Agreement and General Release of Claims dated July 3, 2008 ("Separation Agreement"), pursuant to which, among other things: (i) the Company paid Mr. Siciliano a lump sum payment of two hundred fifty-five thousand dollars ($255,000); (ii) the company provides Mr. Siciliano with the same life insurance and health care benefits it provided to him while he was employed for up to one year unless Mr. Siciliano becomes re-employed and eligible for comparable benefits before such time; (iii) Mr. Siciliano has agreed to provide up to a maximum of twenty (20) hours of consulting services per month to the company for six (6) months; (iv) Mr. Siciliano has agreed to protect our confidential information and trade secrets; and (v) Mr. Siciliano has released all potential claims against the company and the Bank.

Employment Agreements with Mr. Burgess and Mr. Prosi

        Each of Mr. Prosi and Mr. Burgess together referred to in this section as the "executives," has a written employment agreement with 1st Pacific Bancorp and 1st Pacific Bank. Certain terms of each of the executive's employment agreements are outlined in the table below:

Executive	Effective Date of Most Recent Employment Agreement or Amendment	Expiration Date of Employment Agreement	Current Salary(1)(2)	Number of Weeks Vacation	Monthly Automobile Allowance
James H. Burgess	January 8, 2009	December 31, 2010	$166,400	5	$600
Larry Prosi	December 21, 2007	June 30, 2010	$175,000	5	$650

(1)
Effective January 1, 2009, Mr. Prosi agreed to a salary reduction of 5% from the terms of his employment agreement in recognition of financial constraints of the Company. Mr. Burgess' new employment agreement contains no salary increases.

(2)
Effective July 16, 2009, Mr. Prosi's salary was increased to $175,000 per year.

        Both we and the executives each have the right to terminate employment at will. Each employment agreement is substantially identical and includes the following terms and conditions:

        Each executive is entitled to receive incentive compensation if performance goals of the SEBP are met. Fringe benefits include vacation and automobile allowance (see table above); group insurance benefits; retirement benefits; profit sharing and other plans we may establish with respect to all employees.

        Each executive is entitled to certain payments and benefits if their respective employment is terminated. If employment is terminated for cause, each executive is entitled to the salary due him and a payout of all accrued but unused vacation, each as of the date of termination.

        If employment is terminated due to disability or death, each executive is entitled to (i) the salary due to him, payments due to him under the SEBP and a payout of all accrued but unused vacation, each as of the date of termination, and (ii) continuation of the group medical and other insurance benefits, if any, then-provided under the agreement, for a period of three months from the date of termination, subject to the limitations of and to the extent permitted by the policy or policies under which such benefits are provided. In addition, if employment is terminated due to death, each executive is entitled to receive a lump sum payment equal to three months of salary.

        If employment is terminated without cause by us or by the executive for good reason, subject to such executive entering into a separation agreement and such agreement being fully effective, such executive is entitled to (i) continued salary and the automobile allowance then provided for nine months from the date of notice of termination, (ii) payment due to him under the SEBP, (iii) a payout of all accrued but unused vacation as of the date of termination, and (iv) continuation of the group medical and other insurance benefits, if any, then-provided under the agreement, for a period of nine months from the date of termination, subject to the limitations of and to the extent permitted by the policy or policies under which such benefits are provided.

        If employment is terminated as a result of expiration of his respective employment agreement, such executive is entitled to a payout of all accrued but unused vacation as of the date of termination, 6 monthly payments equal to the Company's monthly defined contribution for medical benefits, continuation of non-medical benefits for a period of 6 months, and any incentive compensation he would have earned under the SEBP had he remained employed on the date such compensation was paid under the SEBP. Further, if such executive enters into a separation and consulting agreement, we will pay such executive his base monthly salary at the rate then in effect for a period of six months, or at our option a lump sum payment of such amount. If such executive does not enter into the separation and consulting agreement, we have the option to provide him with the same benefits as if he did enter into such agreement and such executive will be deemed bound by such agreement, other than with respect to releases of claims and consideration for those releases.

        If employment of one of the executives is terminated within 12 months after a change of control by us without cause or by the executive for good reason, subject to such executive entering into a separation agreement and such agreement being fully effective, Mr. Prosi is entitled to (i) a lump sum payment of an amount equal to (A) one times his base salary then in effect, plus (B) the amount actually paid by us to such executive under the SEBP for the immediately preceding year and (ii) continuation of medical and other insurance benefits for 12 months. Should the amounts payable to the executive in connection with a change of control result in the executive being subject to an excise tax under Sections 280G and 4999 of the Internal Revenue Code the executive would be entitled to a reduced amount such that the excise tax would not be applicable. For Mr. Burgess, these change in control benefits are similar except Mr. Burgess is to receive a lump sum payment equal to one and one-half his base pay and continuation of benefits for 18 months. Each of these payments is also subject to certain regulatory restrictions imposed on certain financial institutions, which are applicable to us.

        The executive is required to protect our confidential information and trade secrets and not to solicit any customers or employees of ours for a period of one year after termination for any reason. We are required to indemnify him for all expenses incurred in actions relating to his acts arising out of and within the course and scope of his employment that are performed in good faith and in a manner reasonably believe to be in the best interests of us.

Outstanding Equity Awards

        The following table shows outstanding equity awards held by the named executive officers at the end of 2008.

Outstanding Equity Awards at Fiscal Year-End For Fiscal Year 2008

	Option Awards(1)							Stock Awards
	Number of Securities underlying unexercised Options Exercisable (#)	Number of securities underlying options Unexercisable (#)		Equity incentive plan awards; Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
James H. Burgess	27,598	0		n/a		5.00	12/21/2010	n/a	n/a
	3,126	0		n/a		5.00	2/1/2011	n/a	n/a
	1,000	0		n/a		5.25	12/2/2012	n/a	n/a
	6,600	3,400		n/a		11.00	2/15/2015	n/a	n/a
	0	0		20,000	(5)	10.00	11/30/2017	n/a	n/a
Larry A. Prosi	16,600	3,400		n/a		10.50	10/19/2014	n/a	n/a
	6,000	4,000		n/a		12.90	12/8/2015	n/a	n/a
	4,000	6,000		n/a		14.50	10/10/2016	n/a	n/a
	0	0		18,000	(6)	10.25	11/15/2017	n/a	n/a
	3,600	14,400	(3)	n/a		10.25	11/15/2017	n/a	n/a
	8,356	8,356	(4)	n/a		10.25	11/15/2017	n/a	n/a
Richard H. Revier	27,598	0		n/a		5.00	1/16/2010	n/a	n/a
	2,886	0		n/a		5.00	2/1/2011	n/a	n/a
	1,000	0		n/a		5.25	1/16/2010	n/a	n/a
	6,600	3,400		n/a		11.00	1/16/2010	n/a	n/a
	0	0		20,000	(7)	10.25	1/16/2010	n/a	n/a
A. Vincent Siciliano(2)	57,500	0		n/a		5.00	7/3/2010	n/a	n/a

(1)
On April 5, 2007, the Company adopted the 2007 Omnibus Stock Incentive Plan. Details of this stock-based compensation plan are set forth under Note J of the Notes to Consolidated Financial Statements included in 1st Pacific Bancorp's Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 31, 2009.

(2)
On July 3, 2008, Mr. Siciliano resigned from his position as President and Chief Executive Officer. Upon his resignation, Mr. Siciliano exercised 10,000 stock options. The remaining unvested performance options and stock grants expired. As of December 31, 2008, Mr. Siciliano held the exercisable stock options outlined above.

(3)
Mr. Prosi was granted 18,000 stock options under the Omnibus Plan on November 15, 2007 based on his employment contract. The vesting schedule for these options is 20% on each of the next five (5) anniversaries of the date of grant. As of December 31, 2008, 80% remained unvested.

(4)
Mr. Prosi was granted 16,712 stock options under the Omnibus Plan on November 15, 2007. Mr. Prosi chose to invest his future salary increases into stock options. The compensation value was determined pursuant to the Statement of Financial Accounting Standards No. 123(R). Vesting of 25% of the options occurred immediately and an additional 25% will vest on each of the next three (3) anniversaries of the date of grant. As of December 31, 2008, 50% remained unexercisable.

(5)
Mr. Burgess was granted 20,000 performance based stock options under the Omnibus Plan on November 30, 2007. The vesting of these options is based upon whether the performance goals established by the administrator are met. Performance goals were not met and therefore, none were vested in 2008.

(6)
Mr. Prosi was granted 18,000 performance based stock options under the Omnibus Plan on November 15, 2007. The vesting of these options is based upon whether the performance goals established by the administrator are met. Performance goals were not met and therefore, none were vested in 2008.

(7)
Mr. Revier was granted 20,000 performance based stock options under the Omnibus Plan on November 15, 2007. The vesting of these options is based upon whether the performance goals established by the administrator are met. Performance goals were not met and therefore, none were vested in 2008.

Pension Benefits

        1st Pacific Bancorp does not offer a supplemental executive retirement plan (pension plan).

Director Compensation

        The Company has developed a compensation strategy for its Board of Directors which targeted approximately the 25th percentile of the 2007 director compensation peer group analysis. The Company provides compensation for service as a director only to outside directors. Inside directors receive no fees for their service on the Board of Directors.

        The following director stipends were established for the annual period between May 2007 and April 2009: 1) Chairman of the Board, $32,400; 2) Vice Chairman of the Board, $29,700; 3) Audit Committee Chair, $28,350; 4) Loan Committee Chair, $28,350; 5) Loan Committee Member, $27,000; and 6) Other Outside Directors, $24,300. All retainers are paid in lieu of individual meeting fees.

        In late 2008, in recognition of the exigencies of the current banking environment, all members of the Board of Directors voluntarily agreed to accept a 20% reduction in Board of Director stipends effective January 1, 2009.

        Mr. Carlson is the current Chairman of the Board of Directors and was also named President and Chief Executive Officer of the Company as of July 3, 2008. As an inside director, Mr. Carlson's stipend has not been paid since the date he was named as a senior executive officer.

        The Company compensated its Board of Directors in cash only during 2008. The table below shows compensation information for 1st Pacific Bancorp's current and former non-employee directors for fiscal 2008.

 Director Compensation Table
For Fiscal Year 2008

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)		Total ($)
Robert P Cange	28,350	40	(3)	28,390
Ronald J. Carlson(9)	13,500	0		13,500
Albert Colucci	27,000	40	(4)	27,040
Veronica Z. Froman(10)	2,025	40	(5)	2,065
James G. Knight, M.D(11)	29,700	40	(6)	29,740
Susan Lew	29,700	40	(7)	29,740
Albert Logan, CPA	28,350	40	(8)	28,390
Christopher Scripps McKellar	27,000	0		27,000
Frank Mercardante(12)	2,025	0		2,025

(1)
Effective May 2007, an annual stipend of $24,300 was approved for each outside director with additional amounts approved for the Chairman, the Vice Chairman, the Audit Committee Chairman, the Loan Committee Chairman and other Loan Committee members of between $2,700 and $8,100 per year. This remuneration continued through December 2008 and was paid to each director on a quarterly basis.

(2)
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by 1st Pacific Bancorp in fiscal 2008 for option awards as determined pursuant to Statement of Financial Accounting Standards No. 123(R). These compensation costs reflect option awards granted prior to fiscal year 2008. The amounts in the table above reflect the compensation costs recognized by 1st Pacific Bancorp in fiscal 2008 for a stock option grant made on February 22, 2005 to each of its Directors: grant date fair value of $9,300 for a stock option grant to purchase 2,000 shares of common stock made on February 22, 2005 at an exercise price of $11.00.

(3)
Mr. Cange had options to purchase an aggregate of 36,254 shares of common stock outstanding as of December 31, 2008.

(4)
Mr. Colucci had options to purchase an aggregate of 42,962 shares of common stock outstanding as of December 31, 2008.

(5)
Ms. Froman had options to purchase an aggregate of 9,000 shares of common stock outstanding as of December 31, 2008.

(6)
Dr. Knight had options to purchase an aggregate of 48,580 shares of common stock outstanding as of December 31, 2008.

(7)
Ms. Lew had options to purchase an aggregate of 10,500 shares of common stock outstanding as of December 31, 2008.

(8)
Mr. Logan had options to purchase an aggregate of 16,000 shares of common stock outstanding as of December 31, 2008.

(9)
Mr. Carlson was appointed Chairman of the Board of Directors, President and Chief Executive Officer on July 3, 2008. He received no stipend between July and December 2008.

(10)
Ms. Froman resigned as a director of 1st Pacific Bancorp on January 16, 2008.

(11)
Dr. Knight resigned as a director of 1st Pacific Bancorp on October 24, 2009.

(12)
Mr. Mercardante resigned as a director of 1st Pacific Bancorp on January 24, 2008.

 PRINCIPAL ACCOUNTING FEES AND SERVICES

        The firm of Vavrinek, Trine, Day & Co., LLP served as 1st Pacific Bancorp's independent public accountants for the fiscal year ended December 31, 2008 and have been selected by the audit committee to serve again in 2009. Representatives of Vavrinek, Trine, Day & Co., LLP will not be present at the 1st Pacific Bancorp annual shareholder meeting.

        Under the procedures established by the Audit Committee, all auditing services and all non-audit services performed by Vavrinek, Trine, Day & Co., LLP are to be pre-approved by the Audit Committee, subject to the de minimus exception provided under Section 202 of the Sarbanes-Oxley Act. All of the services provided by Vavrinek, Trine, Day & Co., LLP were pre-approved by the Audit Committee.

Audit Fees

        Aggregate fees, including out-of-pocket expenses, for professional services rendered by the full time employees of Vavrinek Trine Day & Co., LLP in connection with the audit of 1st Pacific Bancorp's consolidated financial statements as of and for the year ended December 31, 2008 were $68,000.

        Aggregate fees, including out-of-pocket expenses, for professional services rendered by the full time employees of Vavrinek Trine Day & Co., LLP in connection with the audit of 1st Pacific Bancorp's consolidated financial statements as of and for the year ended December 31, 2007 were $60,000.

Audit-Related Fees

        Aggregate fees, including out-of-pocket expenses, for professional services rendered by Vavrinek Trine Day & Co., LLP for audit-related services for the year ended December 31, 2008 were $8,500. Audit related services in 2008 included a review of 1st Pacific Bancorp's quarterly reports on Form 10-Q and annual Form 10-K as required by SEC rules and regulations.

        Aggregate fees, including out-of-pocket expenses, for professional services rendered by Vavrinek Trine Day & Co., LLP for audit-related services for the year ended December 31, 2007 were $7,500. Audit related services in 2007 included a review of 1st Pacific Bancorp's quarterly reports on Form 10-Q and annual Form 10-K as required by SEC rules and regulations.

Tax Fees

        Aggregate fees, including out-of-pocket expenses, for professional services rendered by Vavrinek Trine Day & Co., LLP in connection with tax compliance, tax advice and corporate tax planning for the year ended December 31, 2008 were $8,500.

        Aggregate fees, including out-of-pocket expenses, for professional services rendered by Vavrinek Trine Day & Co., LLP in connection with tax compliance, tax advice and corporate tax planning for the year ended December 31, 2007 were $7,500.

All Other Fees

        Vavrinek Trine Day & Co., LLP received no additional fees for services for the year ended December 31, 2008. During the year ended 2007, Vavrinek Trine Day & Co., LLP received additional fees for merger related services ($7,000) and a tax opinion on the merger of Landmark ($5,000).

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has considered whether the provision of services covered in the preceding paragraphs is compatible with maintaining Vavrinek Trine Day & Co., LLP's independence. At their regularly scheduled and special meetings, the Audit Committee considers and pre-approves any audit and non-audit services to be performed for 1st Pacific Bancorp by its independent registered public accounting firm. For 2008, those pre-approved audit, audit-related and tax services represented approximately 80%, 10% and 10%, respectively.

ANNUAL REPORT

        THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND RELATED FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, UPON WRITTEN OR ORAL REQUEST.

        1st PACIFIC BANCORP ALSO POSTS ITS REQUIRED SEC FILINGS ON ITS WEB SITE AT WWW.1stPACBANK.COM.

        For documents relating to 1st Pacific Bancorp, direct requests to:

    1st Pacific Bancorp
    9333 Genesee Avenue, Suite 300
    San Diego, California 92121
    Attention: Investor Relations
    (858) 875-2000

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        This year, brokers with account holders who are shareholders of the Company may be "householding" our proxy materials in which case only one annual report or proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.

        If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Investor Relations, 1st Pacific Bancorp, at 9333 Genesee Avenue, Suite 300, San Diego, California 92121 or call 858-875-2000. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

        Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Shareholders of the Company who intend to submit proposals, including proposals for director nominees, to the Company's shareholders at the 2010 Annual Meeting of Shareholders must submit such proposals to the Company no later than 120 calendar days before the date this Proxy statement is released to shareholders, unless the date of the 2010 Annual Meeting of the Shareholders has been changed by more than 30 days from the date of the 2009 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our proxy materials in order for them to be included in the Company's proxy materials for such meeting. Proposals received by the Company after such date, are considered untimely. Shareholder proposals should be directed to the attention of the Corporate Secretary of the Company, Robert Cange, at 9333 Genesee Avenue, Suite 300, San Diego, California 92121. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

        Shareholders who intend to submit proposals to the Company's shareholders at the 2010 Annual Meeting of Shareholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the Company's shareholders, give notice of such to the management of the Company by 45 calendar days before the date this Proxy statement is released to shareholders, unless the date of the 2010 Annual Meeting of the Shareholders has been changed by more than 30 days from the date of the 2009 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our Proxy materials. The persons named as proxies for the 2010 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal not included in the Company's proxy materials for the meeting, unless the Company receives notice of the proposal within such 45-day period. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

        The Company encourages shareholders to communicate with members of its Board of Directors. Shareholders wishing to communicate with directors may send e-mail to chairman@1stpacbank.com. All communications will be provided directly to the Board of Directors.

OTHER MATTERS

        Management is not aware of any other matters to come before the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

 APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
1st PACIFIC BANCORP

  ONE: NAME

        The name of the corporation is:

    1st Pacific Bancorp

  TWO: PURPOSE

        The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporations Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

  THREE: AUTHORIZED STOCK

        (a)   This corporation is authorized to issue two classes of shares designated "Preferred Stock" and "Common Stock", respectively. The number of shares of Preferred Stock authorized to be issued is 10,000,000 and the number of shares of Common Stock authorized to be issued is 30,000,000.

        (b)   The Preferred Stock may be divided into such number of series as the board of directors may determine. The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon the Preferred Stock or any series thereof with respect to any wholly unissued class or series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

  FOUR: DIRECTOR LIABILITY

        The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

  FIVE: INDEMNIFICATION

        The corporation is authorized to indemnify its agents (as defined from time to time in Section 317 of the California Corporations Code) to the fullest extent permissible under California law. Any amendment, repeal or modification of the provisions of this Article FIVE shall not adversely affect any right or protection of an agent of the corporation existing at the time of such amendment, repeal or modification.

A-1

 APPENDIX B

AMENDED AND RESTATED BYLAWS
OF
1ST PACIFIC BANCORP

ARTICLE I

Offices

        Section 1.1.    Principal Office.    The principal executive office of the corporation is hereby located at such place as the board of directors (the "board") shall determine. The board is hereby granted full power and authority to change said principal executive office from one location to another.

        Section 1.2.    Other Offices.    Other business offices may, at any time, be established by the board at such other places as it deems appropriate.

ARTICLE II

Meetings of Shareholders

        Section 2.1.    Place of Meetings.    Meetings of shareholders may be held at such place within or outside the state of California designated by the board. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

        Section 2.2.    Annual Meeting.    The annual meeting of shareholders shall be held for the election of directors on a date and at a time designated by the board. The date so designated shall be within fifteen (15) months after the last annual meeting. At such meeting, directors shall be elected, and any other proper business within the power of the shareholders may be transacted.

        Section 2.3.    Special Meetings.    Special meetings of the shareholders may be called at any time by the board, the chairperson of the board, the president, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting. If a special meeting is called by any person or persons other than the board, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or by registered mail to the chairperson of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing in this paragraph shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board may be held.

        Section 2.4.    Notice of Meetings.    Written notice, in accordance with Section 2.5 of this Article II, of each annual or special meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the board, at the time of the mailing of the notice, intends to present for action by the shareholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the board for election.

        If action is proposed to be taken at any meeting for approval of (a) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the California

Corporations Code, as amended (the "Code"), (b) an amendment of the articles of incorporation, pursuant to Section 902 of the Code, (c) a reorganization of the corporation, pursuant to Section 1201 of the Code, (d) a voluntary dissolution of the corporation, pursuant to Section 1900 of the Code, or (e) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of the Code, the notice shall also state the general nature of that proposal.

        Section 2.5.    Manner of Giving Notice.    Notice of a shareholders' meeting shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office or if published at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. An affidavit of mailing or other means of giving any notice in accordance with the above provisions, executed by the secretary, assistant secretary or any transfer agent, shall be prima facie evidence of the giving of the notice.

        If any notice addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

        Section 2.6.    Quorum.    A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

        Section 2.7.    Adjourned Meeting and Notice Thereof.    Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy at the meeting, but in the absence of a quorum (except as provided in Section 2.6 of this Article II) no other business may be transacted at such meeting.

        When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. However, when any shareholders' meeting is adjourned for more than 45 days from the date set for the original meeting, or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

        Section 2.8.    Voting.    The shareholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 2.9 of this Article II.

        Voting of shares of the corporation shall in all cases be subject to the provisions of Sections 700 through 711, inclusive, of the Code.

        The shareholders' vote may be by voice or ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal (other than the election of directors), but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Code or by the articles of incorporation.

        Subject to the following sentence and the provisions of Section 708 of the Code, every shareholder entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. No shareholder shall be entitled to cumulate votes for any candidate or candidates pursuant to the preceding sentence unless such candidate's or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting and prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

        In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected, shall be elected. Votes against the director and votes withheld shall have no legal effect.

        Section 2.9.    Record Date.    The board may fix, in advance, a record date for the determination of the shareholders entitled to notice of any meeting or to vote or to receive payment of any dividend or other distribution, or allotment of any rights, or to exercise any rights in respect of any other lawful action. The record date so fixed shall be not more than 60 days nor less than 10 days prior to the date of the meeting nor more than 60 days prior to any other action. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A record date for a meeting of shareholders shall apply to any adjournment of the meeting unless the board fixes a new record date for the adjourned meeting. The board shall fix a new record date if the meeting is adjourned for more than 45 days.

        If no record date is fixed by the board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice of the meeting is given or, if notice is waived, the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders for any purpose other than as set forth in this Section 2.9 or Section 2.11 of this Article II shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.

        Section 2.10.    Consent of Absentees.    The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, who was not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Code to be included in the notice but not so included, if such objection is expressly made at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes of the meeting, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4 of this Article II, the waiver of notice, consent or approval shall state the general nature of the proposal.

        Section 2.11.    Action by Written Consent Without a Meeting.    Subject to Section 603 of the Code, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of the outstanding shares, or their proxies, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records; provided, however, that (1) unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholder approval without a meeting by less than unanimous consent shall be given, as provided by Section 603(b) of the Code, and (2) in the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that subject to applicable law, a director may be elected at any time to fill a vacancy on the board that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. Any written consent may be revoked by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

        Unless a record date for voting purposes be fixed as provided in Section 2.9 of this Article II, the record date for determining shareholders entitled to give consent pursuant to this Section 2.11, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

        Section 2.12.    Proxies.    Every person entitled to vote shares or execute written consents has the right to do so either in person or by one or more persons authorized by a written proxy executed and dated by such shareholder and filed with the secretary of the corporation prior to the convening of any meeting of the shareholders at which any such proxy is to be used or prior to the use of such written consent. A validly executed proxy which does not state that it is irrevocable continues in full force and effect unless: (1) revoked by the person executing it prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting of shareholders, by attendance at such meeting and voting in person by the person executing the proxy; or (2) written notice of the death or incapacity of the maker of the proxy is received by the corporation before the vote pursuant thereto is counted; provided, however, that no proxy shall be valid after the expiration of 11 months from the date of its execution unless otherwise provided in the proxy.

        Section 2.13.    Inspectors of Election.    In advance of any meeting of shareholders, the board may appoint any persons other than nominees for office as inspectors of election to act at such meeting and any adjournment thereof. If no inspectors of election are so appointed, or if any persons so appointed fail to appear or refuse to act, the chairperson of any such meeting may, and on the request of any shareholder or shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present shall determine whether one (1) or three (3) inspectors are to be appointed.

        The duties of such inspectors shall be as prescribed by Section 707(b) of the Code and shall include: determining the number of shares outstanding and the voting power of each; determining the shares represented at the meeting; determining the existence of a quorum; determining the authenticity, validity and the effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all shareholders. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

        Section 2.14.    Conduct of Meetings.    The president shall preside at all meetings of the shareholders and shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The presiding officer's rulings on procedural matters shall be conclusive and binding on all shareholders, unless at the time of ruling a request for a vote is made to the shareholders entitled to vote and represented in person or by proxy at the meeting, in which case the decision of a majority of such shares shall be conclusive and binding on all shareholders. Without limiting the generality of the foregoing, the presiding officer shall have all the powers usually vested in the presiding officer of a meeting of shareholders.

ARTICLE III

Directors

        Section 3.1.    Powers.    Subject to the provisions of the Code and any limitations in the articles of incorporation and these bylaws relating to actions required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board. The board may delegate the management of the day-to-day operations of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the board shall have the following powers in addition to the other powers enumerated in these bylaws:

  (a)
  to select and remove all the other officers, agents and employees of the corporation, prescribe any qualifications, powers and duties for them that are consistent with law, the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service;

  (b)
  to conduct, manage and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, the articles of incorporation or these bylaws, as they may deem best;

  (c)
  to adopt, make and use a corporate seal, to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem best;

  (d)
  to authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful;

  (e)
  to borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory and capital notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor and any agreements pertaining thereto;

  (f)
  to prescribe the manner in which and the person or persons by whom any or all of the checks, drafts, notes, contracts and other corporate instruments shall be executed;

  (g)
  to appoint and designate, by resolution adopted by a majority of the authorized number of directors, one or more committees, each consisting of two or more directors, including the appointment of alternate members of any committee who may replace any absent member at any meeting of the committee; and

  (h)
  generally, to do and perform every act or thing whatever that may pertain to or be authorized by the board of directors of a corporation incorporated under the laws of this state.

        Section 3.2.    Number and Qualification of Directors.    The authorized number of directors of the corporation shall not be less than six (6) nor more than eleven (11) until changed by an amendment of the articles of incorporation or by a bylaw amending this Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the range specified in the articles of incorporation or in this Section 3.2: (i) by a resolution duly adopted by the board; (ii) by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote; or (iii) by approval of the shareholders (as defined in Section 153 of the Code).

        Section 3.3.    Nominations of Directors.    Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

        A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected.

        Section 3.4.    Election and Term of Office.    The directors shall be elected at each annual meeting of shareholders, but if any annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified.

        Section 3.5.    Vacancies.    Vacancies on the board, except for a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting and until such director's successor has been elected and qualified. A vacancy on the board created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of all of the outstanding shares.

        The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote.

        Any director may resign effective upon giving written notice to the chairperson of the board, the president, secretary, or the board, unless the notice specifies a later time for the effectiveness of such resignation. If the board accepts the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have power to elect a successor to take office when the resignation is to become effective.

        A vacancy or vacancies on the board shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

        The board may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

        No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

        Section 3.6.    Place of Meetings.    Regular or special meetings of the board shall be held at any place within or outside the state of California which has been designated in the notice of meeting or if there is no notice, at the principal executive office of the corporation, or at a place designated by resolution of the board or by the written consent of the board. Any regular or special meeting is valid wherever held if held upon written consent of all members of the board given either before or after the meeting and filed with the secretary of the corporation.

        Section 3.7.    Regular Meetings.    Immediately following each annual meeting of shareholders, the board shall hold a regular meeting for the purpose of organization, any desired election of officers and the transaction of other business. Notice of this meeting shall not be required.

        Other regular meetings of the board shall be held at any place within the State of California which has been designated from time to time by resolution of the board or by written consent of all members of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held either at a place so designated, within the State of California, or at the principal executive office. Call and notice of all regular meetings of the board are hereby dispensed with.

        Section 3.8.    Special Meetings.    Special meetings of the board for any purpose or purposes may be called at any time by the chairperson of the board, the president, any vice president, the secretary or by any two directors.

        Special meetings of the board shall be held upon four days' written notice by mail or 48 hours' notice delivered personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at the director's address as shown upon the records of the corporation or as given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. Such notice may, but need not, specify the purpose of the meeting, or the place if the meeting is to be held at the principal executive office of the corporation.

        Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means or by facsimile transmission, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient whom the person giving the notice has reason to believe will promptly communicate it to the recipient.

        Section 3.9.    Quorum.    A majority of the authorized number of directors constitutes a quorum of the board for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board, unless a greater number be required by the articles of incorporation and subject to the provisions of Section 310 of the Code (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest) and Section 317(e) of the Code (as to indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

        Section 3.10.    Participation in Meetings by Conference Telephone.    Members of the board may participate in a meeting through use of a conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this Section 3.10 constitutes presence in person at such meeting.

        Section 3.11.    Waiver of Notice.    Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes of the meeting, whether before or after the meeting, or who attends the meeting without protesting, before the meeting or at its commencement, the lack of notice to such director. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

        Section 3.12.    Adjournment.    A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four hours, in which case notice of the time and place shall be given before the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

        Section 3.13.    Action Without Meeting.    Any action required or permitted to be taken by the board may be taken without a meeting if all members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same effect as a unanimous vote of the board.

        Section 3.14.    Fees and Compensation.    Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the board. This Section 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for those services.

        Section 3.15.    Rights of Inspection.    Every director of the corporation shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

        Section 3.16.    Removal of Director without Cause.    Any or all of the directors of the corporation may be removed without cause if the removal is approved by the outstanding shares, subject to the following:

  (a)
  Except if the corporation has a classified board, no director may be removed (unless the entire board is removed) when the votes cast against removal, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.

  (b)
  When by the provisions of the articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

  (c)
  When the corporation has a classified board, a director may not be removed if the votes cast against removal of the director, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively (without regard to whether shares may otherwise be voted cumulatively) at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and either the number of directors elected at the most recent annual meeting of shareholders, or if greater, the number of directors for whom removal is being sought, were then being elected.

        Section 3.17.    Removal of Directors by Shareholder's Suit.    The superior court of the proper county may, at the suit of the shareholders holding at least 10 percent of the number of outstanding shares of any class, remove from office any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation and may bar from reelection any director so removed for a period prescribed by the court. The corporation shall be made a party to such action.

ARTICLE IV

Officers

        Section 4.1.    Officers.    The officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board, a chairperson of the board, a vice chairperson of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant financial officers and such other officers as may be elected or appointed in accordance with the provisions of Section 4.3 of this Article IV. One person may hold two or more offices, except those of president and secretary.

        Section 4.2.    Appointment.    The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 4.3 or Section 4.5 of this Article IV, shall be chosen by, and shall serve at the pleasure of, the board, and shall hold their respective offices until their resignation, removal or other disqualification from service, or until their respective successors shall be appointed, subject to the rights, if any, of an officer under any contract of employment.

        Section 4.3.    Subordinate Officers.    The board may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each to hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the board may from time to time determine.

        Section 4.4.    Removal and Resignation.    Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board at any time, or, except in the case of an officer chosen by the board, by any officer upon whom such power of removal may be conferred by the board.

        Any officer may resign at any time by giving written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 4.5.    Vacancies.    A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointment to such office.

        Section 4.6.    Chairperson.    The chairperson of the board, if there shall be such an officer, shall, if present, preside at all meetings of the board and exercise and perform such other powers and duties as may be assigned from time to time by the board.

        Section 4.7.    Vice Chairperson.    The vice chairperson of the board, if there shall be such an officer, shall, in the absence of the chairperson of the board, preside at all meetings of the board and exercise and perform such other powers and duties as may be assigned from time to time by the board.

        Section 4.8.    President.    Subject to such powers, if any, as may be given by the board to the chairperson of the board, if there shall be such an officer, the president is the general manager and chief executive officer of the corporation and has, subject to the control of the board, general supervision, direction and control of the business and affairs of the corporation. The president shall preside at all meetings of the shareholders and in the absence of both the chairperson of the board and the vice chairperson, or if there be none, at all meetings of the board. The president has the general powers and duties of management usually vested in the office of president and chief executive officer of a corporation and such other powers and duties as may be prescribed by the board.

        Section 4.9.    Vice President.    In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board or, if not ranked, the vice president designated by the board, shall perform all the duties of the president and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the bylaws, the board, the president or the chairperson of the board.

        Section 4.10.    Secretary.    The secretary shall keep or cause to be kept, at the principal executive office or such other place as the board may order, a book of minutes of all meetings of shareholders, the board and its committees, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice or waivers of notice thereof given, the names of those present at the board and committee meetings, the number of shares present or represented at shareholders meetings, and the proceedings thereof.

        The secretary shall keep, or cause to be kept, a copy of the bylaws of the corporation at the principal executive office or business office in accordance with Section 213 of the Code. The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one is appointed, a record of its shareholders, or a duplicate record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each.

        The secretary shall give, or cause to be given, notice of all the meetings of the shareholders, of the board and of any committees thereof required by these bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board.

        Section 4.11.    Assistant Secretary.    The assistant secretary or the assistant secretaries, in the order of their seniority, shall, in the absence or disability of the secretary, or in the event of such officer's refusal to act, perform the duties and exercise the powers of the secretary and shall have such additional powers and discharge such duties as may be assigned from time to time by the president or by the board.

        Section 4.12.    Chief Financial Officer.    The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of the properties and financial and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares, and shall send or cause to be sent to the shareholders of the corporation such financial statements and reports that by law or these bylaws are required to be sent to them. The books of account shall at all times be open to inspection by any director of the corporation.

        The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board, shall render to the president and directors, whenever they request it, an account of all transactions engaged in as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board.

        Section 4.13.    Assistant Financial Officer.    The assistant financial officer or the assistant financial officers, in the order of their seniority, shall, in the absence or disability of the chief financial officer, or in the event of such officer's refusal to act, perform the duties and exercise the powers of the chief financial officer, and shall have such additional powers and discharge such duties as may be assigned from time to time by the president or by the board.

        Section 4.14.    Salaries.    The salaries of the officers shall be fixed from time to time by the board and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.

        Section 4.15.    Officers Holding More Than One Office.    Any two or more offices, except those of president and secretary, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

        Section 4.16.    Inability to Act.    In the case of absence or inability to act of any officer of the corporation and of any person herein authorized to act in his or her place, the board may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.

ARTICLE V

Indemnification

        Section 5.1.    Definitions.    For use in this Article V, certain terms are defined as follows:

  (a)
  "Agent": A director, officer, employee or agent of the corporation or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise (including service with respect to employee benefit plans and service on creditors' committees with respect to any proceeding under the Bankruptcy Code, assignment for the benefit of creditors or other liquidation of assets of a debtor of the corporation), or a person who was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of the predecessor corporation.

  (b)
  "Loss": All expenses, liabilities, and losses including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments,

    or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article.

  (c)
  "Proceeding": Any threatened, pending or completed action, suit or proceeding including any and all appeals, whether civil, criminal, administrative or investigative.

        Section 5.2.    Right to Indemnification.    Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness or otherwise) in any Proceeding, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was an Agent, is entitled to indemnification. Agent shall be indemnified and held harmless by the corporation to the fullest extent authorized by law. The right to indemnification conferred in this Article V shall be a contract right. It is the corporation's intention that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the Code, as authorized by the corporation's articles of incorporation.

        Section 5.3.    Authority to Advance Expenses.    The right to indemnification provided in Section 5.2 of these bylaws shall include the right to be paid, in advance of a Proceeding's final disposition, expenses incurred in defending that Proceeding, provided, however, that if required by the California General Corporation Law, as amended, the payment of expenses in advance of the final disposition of the Proceeding shall be made only upon delivery to the corporation of an undertaking by or on behalf of the Agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized under this Article V or otherwise. The Agent's obligation to reimburse the corporation for advances shall be unsecured and no interest shall be charged thereon.

        Section 5.4.    Right of Claimant to Bring Suit.    If a claim under Section 5.2 or 5.3 of these bylaws is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time there-after bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition) that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that the indemnification of the claimant is proper under the circumstances because he or she has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not already met the applicable standard of conduct.

        Section 5.5.    Provisions Nonexclusive.    The rights conferred on any person by this Article V shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the articles of incorporation, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the articles of incorporation, agreement, or vote of the shareholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

        Section 5.6.    Authority to Insure.    The corporation may purchase and maintain insurance to protect itself and any Agent against any Loss asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Loss under applicable law or the provisions of this Article V. If the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the Code.

        Section 5.7.    Survival of Rights.    The rights provided by this Article V shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

        Section 5.8.    Settlement of Claims.    The corporation shall not be liable to indemnify any Agent under this Article V: (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

        Section 5.9.    Effect of Amendment.    Any amendment, repeal or modification of this Article V shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal or modification.

        Section 5.10.    Subrogation.    Upon payment under this Article V, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

        Section 5.11.    No Duplication of Payments.    The corporation shall not be liable under this Article V to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote or otherwise) of the amounts otherwise indemnifiable hereunder.

ARTICLE VI

Other Provisions

        Section 6.1.    Inspection of Corporate Records.

  (a)
  A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of the outstanding voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have an absolute right to do either or both of the following:

  (i)
  inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five business days' prior written demand upon the corporation; or

  (ii)
  obtain from the transfer agent, if any, for the corporation, upon written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses who are entitled to vote for the election of directors and their shareholdings, as of the most recent record date for which it has been compiled, or as of a date specified by the shareholder subsequent to the date of demand. The corporation shall have a responsibility to cause the transfer agent to comply with this Section 6.1;

  (b)
  The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate. A written demand for such inspection shall be accompanied by a statement in reasonable detail of the purpose of the inspection.

  (c)
  The accounting books and records and minutes of proceedings of the shareholders and the board and committees of the board shall be open to inspection upon written demand on the corporation by any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interest as a shareholder or as a holder of such voting trust certificate. The right of inspection created by this Section 6.1(c) shall extend to the records of each subsidiary of the corporation. A written demand for such inspection shall be accompanied by a statement in reasonable detail of the purpose of the inspection.

  (d)
  Any inspection and copying under this Section 6.1 may be made in person or by agent or attorney.

        Section 6.2.    Inspection of Bylaws.    The corporation shall keep at its principal executive office in California the original or a copy of these bylaws as amended to date, which shall be open to inspection by shareholders at all reasonable times during office hours.

        Section 6.3.    Execution of Documents, Contracts.    Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, initial transaction statement or written statement, conveyance or other instrument in writing and any assignment or endorsement thereof executed or entered into between the corporation and any other person, when signed by the chairperson of the board, the president or any vice president and the secretary, any assistant secretary, the chief financial officer or any assistant financial officer of the corporation, or when stamped with a facsimile signature of such appropriate officers in the case of share certificates, shall be valid and binding upon the corporation in the absence of actual knowledge on the part of the other person that the signing officers did not have authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the board, and unless so authorized by the board, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

        Section 6.4.    Certificates of Stock.    Every holder of shares of the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairperson or the vice chairperson of the board or the president or a vice president and by the secretary or an assistant secretary or the chief financial officer or an assistant financial officer, certifying the number of shares and the class or series of shares owned by the shareholder. The signatures on the certificates may be facsimile signatures. If any officer, transfer agent or registrar who has signed a certificate or whose facsimile signature has been placed upon the certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

        Except as provided in this Section 6.4, no new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time. The board may, however, in case any certificate for shares is alleged to have been lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, and the corporation may require that the corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

        Prior to the due presentment for registration of transfer in the stock transfer book of the corporation, the registered owner shall be treated as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner, except as expressly provided otherwise by the laws of the state of California.

        Section 6.5.    Representation of Shares of Other Corporations.    The president or any other officer or officers authorized by the board or the president are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares or other securities of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officer.

        Section 6.6.    Seal.    The corporate seal of the corporation shall consist of two concentric circles, between which shall be the name of the corporation, and in the center shall be inscribed the word "Incorporated" and the date of its incorporation.

        Section 6.7.    Fiscal Year.    The fiscal year of the corporation shall begin on the first day of January and end on the 31st day of December of each year.

        Section 6.8.    Construction and Definitions.    Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Code and the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

        Section 6.9.    Bylaw Provisions Contrary to or Inconsistent with Provisions of Law.    Any article, section, subsection, subdivision, sentence, clause or phrase of these bylaws which, upon being construed in the manner provided in this Section 6.9, shall be contrary to or inconsistent with any applicable provision of the Code or other applicable laws of the state of California or of the United States shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these bylaws, it being hereby declared that these bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

ARTICLE VII

Amendments

        Section 7.1.    Amendment by Shareholders.    New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the articles of incorporation and provided also that a bylaw reducing the fixed number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3 percent of the outstanding shares entitled to vote.

        Section 7.2.    Amendment by Directors.    Subject to the rights of the shareholders as provided in Section 7.1 of this Article VII, bylaws, other than a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa, may be adopted, amended or repealed by the board.

 CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

  1.
  That I am the duly elected and acting secretary of 1st Pacific Bancorp, a California corporation; and

  2.
  That the foregoing Amended and Restated Bylaws, comprising 15 pages, constitute the bylaws of 1st Pacific Bancorp as duly adopted by action of the shareholders of 1st Pacific Bancorp duly taken on December 16, 2009.

Robert P. Cange, Secretary

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — 1ST PACIFIC BANCORP

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies, if any, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders (the “Meeting”), Proxy Statement and Annual Report for the year ended December 31, 2008, and hereby appoints Ronald Carlson, or in his absence or inability to act, Susan Lew, as attorneys, agents and proxies of the undersigned, with full powers of substitution, to attend and act as proxies of the undersigned at the Annual Meeting of Shareholders of 1st Pacific Bancorp (the “Company”), to be held at the San Diego Marriott — La Jolla, 4240 La Jolla Village Drive, La Jolla, California 92037, on December 16, 2009, at 7:30 a.m. (local time), and at any and all adjournments or continuations thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote, with the same force and effect as the undersigned might or could do if personally present.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Shareholders

to be Held on December 16, 2009

The proxy statement and our 2008 annual report to shareholders,

which includes our Annual Report on Form 10-K for 2008, are available at www.1stpacbank.com/proxy2009

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, IF NO OTHER INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSALS 1, 2 AND 3.

1ST PACIFIC BANCORP

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 am, Pacific Time, on December 16, 2009.

Vote by Internet

•	Log on to the Internet and go to www.investorvote.com/FPBN
•	Follow the steps outlined on the secured website.

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals.

1.  Increase in Authorized Stock by Amending Articles of Incorporation. To approve Amended and Restated Articles of the Company to increase the number of authorized shares of Common Stock from 10,000,000 to 30,000,000.

☐  FOR                                           ☐  AGAINST                                       ☐  ABSTAIN

2.  Decrease of Minimum and Maximum Authorized Directors by Amending Bylaws. To approve Amended and Restated Bylaws of the Company to decrease the number of authorized directors from no less than seven (7) nor more than thirteen (13) to no less than six (6) nor more than eleven (11).

☐  FOR                                           ☐  AGAINST                                       ☐  ABSTAIN

3.	Directors. To elect the following named persons as directors of the Company to serve until the 2010 Annual Meeting of Shareholders and until their respective successors are elected and qualified:

01 - Robert P. Cange	02 - Ronald J. Carlson	03 - Albert Colucci
04 - Susan Lew	05 - Albert L. Logan	06 - Christopher S. McKellar

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05	06
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐

IF CUMULATIVE VOTING FOR DIRECTORS IS REQUESTED, THE PROXY HOLDER WILL HAVE COMPLETE DISCRETION ON VOTING YOUR SHARES.

4.

Other Business. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting at any and all adjournments or continuations thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Meeting.

B     Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance

Mark box to the right if you plan to attend the Annual Meeting.	☐

C     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

QuickLinks

Proxy Materials
9333 Genesee Avenue, Suite 300 San Diego, California 92121 (858) 875-2000
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held December 16, 2009
NOMINATION OF DIRECTORS
INFORMATION CONCERNING PROXY
VOTING SECURITIES
PROPOSAL 1
APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
(Item 1 on Proxy Card)
PROPOSAL 2
APPROVAL OF AMENDED AND RESTATED BYLAWS TO DECREASE THE AUTHORIZED NUMBER OF DIRECTORS
(Item 2 on Proxy Card)
PROPOSAL 3
ELECTION OF DIRECTORS
(Item 3 on the Proxy Card)
STOCK BASED EQUITY COMPENSATION PLANS AT DECEMBER 31, 2008
BOARD OF DIRECTORS AND COMMITTEES
COMPENSATION DISCUSSION AND ANALYSIS
1st Pacific Bancorp—2008 Financial Performance Peer Group
2008 SEBP Payout Chart
SEBP Participants/Payout Table
Summary Compensation Table For Fiscal Years 2008, 2007 and 2006
Outstanding Equity Awards at Fiscal Year-End For Fiscal Year 2008
Director Compensation Table For Fiscal Year 2008
PRINCIPAL ACCOUNTING FEES AND SERVICES
ANNUAL REPORT
SHAREHOLDER PROPOSALS AND COMMUNICATIONS
OTHER MATTERS
APPENDIX A AMENDED AND RESTATED ARTICLES OF INCORPORATION OF 1st PACIFIC BANCORP
APPENDIX B AMENDED AND RESTATED BYLAWS OF 1ST PACIFIC BANCORP ARTICLE I Offices
ARTICLE II Meetings of Shareholders
ARTICLE III Directors
ARTICLE IV Officers
ARTICLE V Indemnification
ARTICLE VI Other Provisions
ARTICLE VII Amendments
CERTIFICATE OF SECRETARY